Exhibit 10.33

TRIBUNE MEDIA COMPANY
2016 INCENTIVE COMPENSATION PLAN

STOCK OPTION AGREEMENT
THIS STOCK OPTION AGREEMENT (the “Agreement”) is made by and between Tribune Media Company, a Delaware corporation (the “Company”), and the undersigned Participant, and is dated as of ______ (the “Date of Grant”). Pursuant to this Agreement, the Company hereby grants to the Participant an Option to purchase the number of shares of Class A Common Stock (“Common Stock”) of the Company as set forth below at the Exercise Price set forth below. The Option awarded to the Participant hereby is subject to all of the terms and conditions set forth in this Agreement as well as all of the terms and conditions of the Tribune Media Company 2016 Incentive Compensation Plan (as amended from time to time in accordance with the terms thereof, the “Plan”), all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Participant:
Shares of Common Stock Subject to Option:
Exercise Price:
Expiration Date:
1.Vesting Schedule. Provided that the Participant has not undergone a termination of service with the Company and its Affiliates prior to the applicable Vesting Date, the Option shall vest and become exercisable as follows:

Vesting Date	Vesting Options

2.Exercise.
(a)Form of Exercise. The Option may be exercised, to the extent vested, by written notice to the Company in accordance with procedures specified by the Company from time to time, or by such other method as may be specified by the Committee, and in either case accompanied by payment therefor. The Option may be exercised only for whole shares of Common Stock.
(b)Shares Received Upon Exercise. Shares of Common Stock received upon exercise shall remain subject to the terms of the Plan and this Agreement.
(c)Tax Withholding. In connection with any exercise, the Participant will be required to satisfy applicable withholding tax obligations as provided in Section 21.1 of the Plan.

(d)Form of Payment. For the avoidance of doubt, the Participant must receive prior written approval of the Committee to use any method for the payment of the Exercise Price or tax withholding other than in immediately available funds in U.S. dollars.
(e)Compliance with Laws. The granting and exercising of the Option, and any other obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency as may be required. The Committee, in its sole discretion, may postpone the issuance or delivery of Common Stock hereunder as the Committee may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock hereunder in compliance with applicable laws, rules, and regulations.
3.Termination. The Option shall terminate at the conclusion of the applicable Option Period or upon any earlier date as set forth in the Plan (including an expiration date following a termination of the Participant’s service).
4.Rights as Stockholder. The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless and until (a) this Option shall have been exercised pursuant to its terms, (b) the Company shall have issued and delivered to the Participant the Common Stock hereunder, and (c) the Participant’s name shall have been entered as a stockholder of record with respect to such Common Stock on the books of the Company. The Common Stock issued upon any exercise of the Option hereunder shall be registered in the Participant’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the Common Stock delivered to the Participant shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate. This Agreement does not confer upon the Participant any right to continue as an employee or service provider of the Company or any Affiliate.
5.Representations and Warranties of Participant. The Participant hereby makes the following acknowledgements, representations, and warranties to the Company:
(a)No Arrangements to Sell. Except as specifically provided herein or in the Plan, the Participant has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge all or any portion of the Options or the Common Stock subject to the Options and has no current plans to enter into any such contract, undertaking, understanding, agreement, or arrangement.
(b)Options Not Transferable. The Participant understands that the Options are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise). The Participant has been informed that the shares of Common Stock subject to the Options may not be resold or transferred unless the shares of Common Stock are registered under the federal securities laws or unless an exemption from such registration is available.
6.General.
(a)Employment Agreement. This Agreement and the terms and conditions of the Option are subject to any provisions concerning stock options in any employment agreement in effect from time to time between the Participant and the Company or an Affiliate that has been approved by the Board or a committee thereof and that was entered into after December 31, 2012, which provisions are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and any terms or provisions of such employment agreement concerning stock options, the applicable terms and provisions of such employment agreement will govern and prevail.
(b)Delivery of Documents. The Participant agrees that the Company may deliver by email all documents relating to the Plan or this Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Participant by email or such other reasonable manner as then determined by the Company.
(c)Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
(d)Entire Agreement. Except as otherwise provided in Section 6(a) above, this Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations, and negotiations in respect thereto. No change, modification, or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
(e)Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THE PLAN AND, AS AN EXPRESS CONDITION TO THE GRANT OF THE OPTION UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

Tribune Media Company
By: /s/ Peter Liguori
Peter Liguori
President & Chief Executive Officer

Accepted and Agreed by the Participant:

___________________